UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   July 7, 2005
                        ---------------------------------
                                  Date of Report
                        (Date of earliest event reported)


                            ECOLOGY AND ENVIRONMENT, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)



          New York                     1-9065                16-0971022
----------------------------  ------------------------  ---------------------
(State or other jurisdiction (Commission file number)     (I.R.S. Employer
    of incorporation or                                   Identification No.)
       organization)

368 Pleasant View Drive, Lancaster, New York                 14086-1397
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(Address of principal executive offices)                     (Zip Code)


                                (716) 684-8060
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                     (N/A)
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                 (Former name, former address and former fiscal
                     year, if changed since last report)

The Registrant, Ecology and Environment, Inc. (the "Company") filed a Form
8-K on July 7, 2005 with the Securities and Exchange Commission (the "SEC") to report a change in the Company's certifying accountant (Item 4.01). As stated in that filing, the registrant requested its former accountant, PricewaterhouseCoopers LLC,(PWC)to provide a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in its Form 8-K and, if not, to state the respects in which it does not agree.

This Amendment is being timely filed to provide a copy of that letter which is attached as Exhibit No. 16.1.




Item 9.01.   Financial Statements and Exhibits


(c)   Exhibits


      Exhibit No.    Description
      -----------    -----------

          16.1 Letter from PWC dated July 13, 2005 regarding Company's change in certifying accountant.




                                  SIGNATURE
                                  ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ECOLOGY AND ENVIRONMENT, INC.

Dated:  July 14, 2005                 /s/ RONALD L. FRANK
                                     -------------------------------
                                     RONALD L. FRANK
                                     EXECUTIVE VICE PRESIDENT
                                     CHIEF FINANCIAL OFFICER
                                     (PRINCIPAL FINANCIAL ACCOUNTING OFFICER)